Exhibit 10.14.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS (***), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 5

TO LICENSE AGREEMENT BETWEEN

INSMED INCORPORATED AND PARI PHARMA GMBH

This fifth amendment (“Amendment No. 5”) effective October 05 2015 (“Amendment No. 5 Effective Date”) to the License Agreement dated and effective the 25th of April 2008 between PARI Pharma GmbH, a German corporation with a principal place of business at Moosstrasse 3, D-82319 Starnberg, Germany (“PARI”) and Transave, Inc., a Delaware corporation, as amended by Amendment No. 1 the 24th day of June 2009, Assignment and Amendment No. 2 the 22nd day of December 2010, Amendment No. 3 the 6th day of March 2012, and Amendment No. 4 the 21st day of May 2012 (collectively, the “Agreement”), is entered into between PARI and Insmed Incorporated (successor in interest to Transave, Inc.), with registered offices at 10 Finderne Avenue, Building 10, Bridgewater, NJ 08807-3365 (“Insmed”). PARI and Insmed shall be referred to collectively as the “Parties”.

WHEREAS, the Parties now desire to amend the terms and conditions of the Agreement to reflect certain business discussions between the Parties, the current development status of the Drug Product and its use together with the Device in compassionate use, expanded access, named patient or similar programs (collectively “Early Access Programs”).

NOW, THEREFORE, in consideration of the recitals set forth above, the mutual covenants, terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.                                      Definitions. Capitalized terms used but not defined in this Amendment No. 5 shall have the meanings ascribed to them in the Agreement.

“Arikayce” means the same as Arikace.

“NTM” means Non-tuberculous Mycobacteria infections.

2.                                      Section 4.2 (a). Section 4.2(a) shall be deleted and replaced as follows:

Subject to Section 4.2(b) below and the AKITA Rights, during the Term of this Agreement, PARI agrees that it and its Affiliates shall (x) not compete with Insmed in CF and/or Bronchiectasis with a Competing Nebulizer in the Transave Field, within the Transave Territory, (y) not engage in the research, development, manufacture and/or commercialization of amikacin for pulmonary administration using a Competing Nebulizer, and (z) not compete with Insmed in NTM with any *** (for clarity the *** shall not be considered a ***) for pulmonary administration of amikacin. In addition, during the term of this Agreement, PARI agrees that it and its Affiliates shall not compete with Insmed or otherwise engage in the research, development, manufacture and/or commercialization of any liposomal formulation of amikacin, tobramycin, ciprofloxacin, and levofloxacin for pulmonary administration, provided, however, that the foregoing restrictions in this sentence shall not apply with respect to (i) the right of any third party licensee (but only to the extent that

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such right is existing and in effect as of the Effective Date) to research, develop, manufacture and/or commercialize any liposomal formulation of tobramycin, ciprofloxacin, and levofloxacin for pulmonary administration pursuant to any licensing agreements entered into by PARI or its Affiliates prior to the date of this Agreement, and (ii) the right of PARI and its Affiliates to enter into additional agreements that would be necessary or useful to exploit, but do not expand, existing rights under such licensing agreements referred to in (i), such as testing agreements, and clinical and commercial supply agreements, with any such third party licensee related to the research, development and manufacture and/or commercialization of products generated pursuant to those respective licensing agreements, except the foregoing restrictions in this sentence shall apply, notwithstanding (i) or (ii), with respect to any research, development, manufacture and/or commercialization of any such liposomal formulations for pulmonary administration using a Nebulizer that includes any developments or optimizations generated under Feasibility Statement of Work No. 3. Notwithstanding the foregoing, the Parties acknowledge and agree that PARI is able to supply medical device product information to customers and sell medical devices other than Competing Nebulizers to customers and patients indicated to deliver amikacin, tobramycin, ciprofloxacin, and levofloxacin (including liposomal formulations thereof) for any indication (including clinical development and clinical research), including CF and Bronchiectasis and NTM and that such uses shall not conflict with the prohibitions of this Section 4.2(a).

3.                                                                                      A new Section 7.2 (B) is hereby added:

First Right to Negotiate a License for *** in ***. Until *** PARI shall notify Insmed in writing in case it is approached by a third party or it would like to approach a third party for a license under PARI Intellectual Property regarding pulmonary delivery of *** to patients who suffer from *** via *** (the “*** Notice”). Within *** days after the date of the *** Notice Insmed shall inform PARI in writing if Insmed is interested to develop *** delivered via *** to patients suffering from *** and the Parties shall negotiate in good faith and execute an agreement which governs a license to deliver *** to patients suffering from *** (and potentially other indications) via *** (the “*** License Agreement”). Within *** after the date of the *** Notice the Parties shall negotiate in good faith and execute such *** License Agreement. If (i) Insmed informs PARI that it is not interested in a license to deliver *** via ***, (ii) Insmed does not inform PARI about its interest to enter into the *** License Agreement within *** after the date of the *** Notice, or (iii) the *** License Agreement is not executed within *** from the date of the *** Notice, then PARI shall be free to collaborate with any third party and to enter into a license agreement with any third party regarding the delivery of *** to patients suffering from ***.

4.                                      Section 7.1 (a). The first sentence of Section 7.1(a) of the Agreement shall be deleted and replaced as follows:

(a)                                 Insmed agrees to use Commercially Reasonable Efforts to pursue the clinical development of and to obtain Marketing Approval and reimbursement funding for CF for

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the Drug Product intended for use with the Device in two (2) or more Major EU Countries, and after obtaining such Marketing Approval and reimbursement funding, to use Commercially Reasonable Efforts to market and sell the Drug Product with the Device in such Major EU Countries, except that Insmed may, in its sole discretion, permanently discontinue: development, seeking regulatory approval, or commercialization based on: safety issues, negative and/or unfavorable clinical trial results, lack of commercial viability, strength of competitors prohibiting an effective marketing of the Drug Product in the marketplace, or weak financial forecasts; provided, however, that in such event Insmed shall immediately notify PARI in writing of such decision and, if Insmed also fails to meet a milestone under Section 7.2A of the Agreement, then CF shall no longer be included in the Insmed Field and PARI’s obligations under Section 4.2(a) shall no longer apply as to CF.

5.                                      Section 7.2 (A). Section 7.2 (A) Insmed Development and Commercial Diligence for Non-tuberculous Mycobacteria Infections.

The table in Section 7.2A(a) shall be deleted and replaced with the following table:

Milestone
Milestone Activity	Deadline
Completion of the INS-212 Clinical Study Report (CSR)	***

Completion of submission to US FDA for the Drug Product in NTM	***

First Commercial Sale of the Drug Product in US in NTM	***

First Commercial Sale of the Drug Product in the EU in NTM	***

First Commercial Sale of the Drug Product in Canada in NTM	***

The second paragraph of Section 7.2A(a) (directly below the table shown above) is hereby deleted.

In the third sentence of the third paragraph of Section 7.2A(a), “***” shall be replaced with “***”.

In addition, the following sentences shall be added to the second paragraph of Section 7.2A(a):

“PARI’s options to render the license granted hereunder non-exclusive, to terminate its obligations to not compete with Insmed or to terminate the license as described in this

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Section shall only apply to (i) the US in case Insmed fails to meet the milestones for the US, (ii) Europe in case Insmed fails to meet the milestone for the EU; or (iii) the Territory in case both (i) and (ii) above occur.

If the diligence milestone First Commercial Sale of the Drug Product in the US in NTM is not met *** months after the applicable milestone deadline as set forth in the table above and First Commercial Sale of the Drug Product in the US did not occur or commercial sale has been ceased for another indication in the US, PARI shall be free to terminate the entire License with respect to US.

If the diligence milestone First Commercial Sale of the Drug Product in Canada in NTM is not met *** months after the applicable milestone deadline as set forth in the table above and First Commercial Sale of the Drug Product in Canada or the US did not occur or commercial sale has been ceased for another indication in Canada or the US or NTM in the US, PARI shall be free to terminate the entire License with respect to Canada.

If the diligence milestone First Commercial Sale of the Drug Product in the EU in NTM is not met *** months after the applicable milestone deadline as set forth in the table above and First Commercial Sale of the Drug Product did not occur or commercial sale has been ceased for another indication in the EU, PARI shall be free to terminate the entire License with respect to Europe.

In case the preconditions for the termination of the entire license in all regions, the US, Canada and Europe as set forth above, are given, PARI shall be free to terminate the entire license with respect to the Territory.”

6.                                      Section 8.8 (f). A new Section 8.8 (f) is hereby added to the Agreement:

“In addition to what is written in Section 8.8 (b) above, Insmed shall be permitted to use the Device for Early Access Programs and therefore may release the Devices supplied for clinical trial purposes also to individuals who will be participating in Early Access Programs and who have a need to access the Device in connection with use of the Device in such Early Access Programs, subject to the terms and conditions of this Agreement (including without limitation Section 7.7) and any Applicable Laws and Standards. Insmed shall be solely responsible for compliance with such Applicable Laws and Standards. The Parties anticipate that the same Device which is supplied for clinical trial purposes may be utilized in the Early Access Programs (with respect to both technical specifications and labelling). . If the Device does not meet such Applicable Laws and Standards for use in Early Access Programs, if requested by Insmed, PARI will use commercially reasonable efforts to ensure that the Device fulfills such Applicable Laws and Standards at Insmed’s cost. Insmed shall be responsible for the traceability of the Devices and upon request by PARI Insmed shall within *** business days inform PARI whether a specific Device was used in an Early Access Program or in a clinical trial (including the unique identifier of the clinical trial) and in which country it was used. For clarity, to the extent that any of these programs reimburse Insmed, such reimbursement

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shall not trigger the Royalty Term or the Annual Minimum Royalty as such programs are not commercial sales nor do these programs require Marketing Approval.”

7.                                      Section 11.5 (a). Section 11.5(a) of the Agreement is hereby amended by deleting the last sentence and replacing it with the following:

“Notwithstanding the foregoing, all press releases and similar disclosures issued by Insmed that contain material or substantive information regarding ARIKAYCE™ (liposomal amikacin for inhalation) as an inhaled product shall include the language set forth on Exhibit 11.5 attached hereto, as such Exhibit may be amended from time to time by PARI upon reasonable written notice to Insmed.”

8.                                      Amendment of Section 16.2. Section 16.2 of the Agreement is hereby amended by deleting the notice addresses for Insmed and replacing them with the following:

If to Insmed:	Insmed Incorporated
10 Finderne Avenue, Building 10
Bridgewater, NJ 08807
United States of America
Attn.: CEO
Fax: ***

with a copy to:	Insmed Incorporated
10 Finderne Avenue, Building 10
Bridgewater, NJ 08807
United States of America
Attn.: General Counsel
Fax: ***

9.                                      Amendment of Exhibit 11.5. Exhibit 11.5 to the Agreement is hereby amended by deleting the first sentence and replacing it with the following:

“The Device shall be mentioned in every press release by Insmed that contains material or substantive information regarding ARIKAYCE™ (liposomal amikacin for inhalation), as an inhaled product.”

10.                               Miscellaneous. Upon execution, this Amendment No. 5 shall be made part of the Agreement and shall be incorporated therein by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 5 as of the Amendment No. 5 Effective Date indicated above.

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INSMED INCORPORATED		PARI PHARMA GMBH

By:	/s/ William H. Lewis	By:	/s/ Dr. Martin Knoch

Name:	William H. Lewis	Name:	Dr. Martin Knoch

Title:	CEO & President	Title:	President

Date:	October 13, 2015	Date:	Oct. 13, 2015